AMERITAS LIFE INSURANCE CORP.
                              SEPARATE ACCOUNT LLVL

                   Supplement to Prospectus dated May 1, 1997

The prospectus is amended at page 12 to disclose the following expenses for Vanguard Variable Insurance Fund:

                             INVESTMENT ADVISORY
PORTFOLIO                      & MANAGEMENT                   OTHER EXPENSES                      TOTAL

VANGUARD(1)

Money Market                        .17%                      .04%                               .21%
High-Grade Bond                     .23%                      .06%                               .29%
High Yield Bond                     .27%                      .04%                               .31%
Balanced                            .29%                      .03%                               .32%
Equity Income                       .33%                      .04%                               .37%
Equity Index                        .20%                      .03%                               .23%
Growth                              .35%                      .03%                               .38%
Small Company Growth                .35%                      .04%                               .39%
International                       .38%                      .08%                               .46%

(1) 9/30/97       fiscal year end.

Footnote (2) is deleted from page 12; Footnote (3) is renumbered as (2); Footnote (4) is renumbered as (3); and Footnote (5) is renumbered as (4).

The prospectus is further amended at page 1 and elsewhere to reflect Ameritas' reorganization, and continued existence as a stock insurer, which was previously disclosed in a supplement dated December 10, 1997.

The prospectus is further amended at page 60 (Appendix A) to disclose, in the third paragraph, that the average of the daily investment advisory and management fee paid by each portfolio is the equivalent to an annual rate of
 .38% of the aggregate average daily net assets of the Fund, and the average of the other expenses of the Fund is .21%.

The date of this Supplement is January 1, 1998.

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